UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland Western Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

December 8, 2010

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the special meeting of stockholders of Inland Western Retail Real Estate Trust, Inc.  The meeting will be held on February 24, 2011 at 10:00 a.m. Central Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

At this meeting, you are being asked to approve an amendment and restatement of our charter that is to become effective in connection with, or shortly prior to, the expected initial listing of our existing common stock on a national securities exchange.  We currently intend to pursue the initial listing of our existing common stock within the next 12 months and are evaluating a concurrent offering in connection with the listing.  The amendment and restatement of our charter is primarily intended to accomplish two objectives in connection with the listing of our existing common stock: (1) to permit us to implement a phased-in liquidity program in connection with the listing of our existing common stock and (2) to more closely align our charter to those of our peers with publicly listed securities.  Each of these objectives is described briefly below and in more detail in the attached proxy statement.

The Board of Directors unanimously recommends that the stockholders vote for the approval of the amendment and restatement of our charter.

The amendment and restatement of our charter will permit us to implement a phased-in liquidity program in connection with the listing of our existing common stock.  We have a large company with a substantial number of shares outstanding.  If we conduct a listing without a phased-in liquidity program, all of our shares of common stock would become listed at the same time and, therefore, could be put up for sale in the public market.  This could result in concentrated sales of our common stock in a short period of time immediately following our listing.  Concentrated sales will likely reduce the trading price of our common stock.  The potential for concentrated sales of our outstanding common stock could also make our shares less attractive to institutional and other investors in any potential concurrent offering in connection with our listing and reduce demand to buy stock and/or reduce the price investors are willing to pay.  A phased-in liquidity program directly addresses this potential risk, and therefore increases the likelihood of a successful listing.  As a result, we currently anticipate that we will implement a phased-in liquidity program in connection with the listing of our existing common stock that will provide for the immediate listing of 25% of our existing shares of common stock and the listing of an additional 25% of our existing shares of common stock on each of the six-month, 12-month and 18-month anniversaries of our initial listing.  The attached proxy statement includes more detail regarding the structure of the phased-in liquidity program that we currently anticipate we will implement if you approve the proposal described in the accompanying proxy statement.  You should note, however, that the amendment and restatement of our charter will provide the Board of Directors with the flexibility to implement a phased-in liquidity program in a different manner without additional stockholder approval, and we cannot assure you that the method described in the accompanying proxy statement will be utilized.

Please note that, although the phased-in liquidity program is expected to impact the number and classification of your shares, it will have no effect on your proportional ownership interest, your voting rights, your right to receive dividends, the total amount of your dividends or your rights upon liquidation.

The amendment and restatement of our charter will also more closely align our charter to those of our peers with publicly listed securities.  Currently, our charter includes a number of provisions and restrictions that have been required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange.  Once our existing common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with listed securities.

Please also note that, as we currently intend to pursue the initial listing of our existing common stock on a national securities exchange within the next 12 months, we are not planning to publish an estimated annual statement of value of our common stock as of December 31, 2010.  Once we have listed, stockholders will be able to value their shares of stock by reference to the market trading prices, and an estimated annual statement of value will be unnecessary.  If the listing of our existing common stock does not proceed as expected, we expect that we would resume our practice of providing an estimated annual statement of value.

The accompanying notice of the special meeting of stockholders and the proxy statement contain a description of the formal business to be acted upon by the stockholders. At this meeting, you will be entitled to vote on an amendment and restatement of our charter and a proposal to permit the Board of Directors to adjourn the special meeting, if necessary.  I encourage you to read the accompanying materials carefully. Our directors and officers will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the postage pre-paid envelope provided. You may also authorize a proxy through the Internet, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement. Submitting your proxy card or authorizing a proxy via the Internet or via telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

Thank you for your continued support of and interest in our company. I and everyone at Inland Western Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

Steven P. Grimes
Chief Executive Officer, President, Chief Financial Officer and Treasurer

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
DATE: February 24, 2011
TIME:   10:00 a.m. (Central Time)
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

To Our Stockholders:

The purpose of the special meeting is to consider and to vote upon the following proposals:

•                 A proposal to approve an amendment and restatement of our charter; and

•                 A proposal to permit the Board of Directors to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal if there are not sufficient votes for the proposal.

The Board of Directors has fixed the close of business on December 1, 2010 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A proxy statement and proxy card accompany this notice.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please authorize your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also authorize your proxy through the Internet, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement.  YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage, if mailed in the United States, to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

Dennis K. Holland
Dated: December 8, 2010	Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 24, 2011

Our board of directors, or Board, is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the special meeting of stockholders to be held on February 24, 2011 at 10:00 a.m. Central Time at our principal executive offices at the address set forth above, and at any and all adjournments or postponements thereof, which we refer to as the Special Meeting.  We encourage your participation in the voting at the Special Meeting and solicit your support on the proposal to be presented.

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about December 15, 2010.

Unless the context otherwise requires, all references to “IWEST,” the “Company,” “our,” “we” and “us” in this proxy statement relate to Inland Western Retail Real Estate Trust, Inc. and those entities owned or controlled directly or indirectly by us.  The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523 and our telephone number is (630) 218-8000.

STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 24, 2011.

The proxy statement is available at www.inland-western.com/2010Proxy.pdf.

INSTRUCTION GUIDE FOR AUTHORIZING YOUR PROXY

THREE EASY WAYS TO AUTHORIZE YOUR PROXY WITHOUT ATTENDING
OUR SPECIAL MEETING

1.                                     Authorize Your Proxy by Mail

Simply mark, sign, date and return the enclosed proxy card as promptly as possible in the prepaid-postage envelope enclosed.

2.                                     Authorize Your Proxy by Telephone

It is fast, convenient, and your vote is immediately confirmed and posted. Using a touch-tone phone, call the toll free number, 1-800-868-5614, which is also shown on your proxy card.

Just Follow These Four Easy Steps:

•                  Read the accompanying proxy statement and proxy card;

•                  Call the toll-free number provided on your proxy card;

•                  Enter your CONTROL NUMBER located on your proxy card; and

•                  Follow the simple recorded instructions.

Your vote is important!
Call 24 hours a day

3.                                     Authorize Your Proxy by Internet

It is fast, convenient, and your vote is immediately confirmed and posted. Using a computer, simply go to the designated website for our stockholders:

www.proxyvoting.com/INWEST

Just Follow These Four Easy Steps:

•                  Read the accompanying proxy statement and proxy card;

•                  Go to the website www.proxyvoting.com/INWEST;

•                  Enter your CONTROL NUMBER located on your proxy card; and

•                  Follow the simple instructions.

Your vote is important!

Go to www.proxyvoting.com/INWEST 24 hours a day

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND RELATED MATTERS

We are providing you with this proxy statement, which contains information about the proposals to be voted upon at our Special Meeting.  To make this information easier to understand, we have presented some of the information below in a question and answer format.  These questions and answers may not address all questions that may be important to you as a stockholder of the Company.  Please refer to the more detailed information contained elsewhere in this proxy statement and the exhibit to this proxy statement.  See also, “Where Can I Find More Information About the Company?”

Q.           When and where is the Special Meeting?

A.           The Special Meeting will be held on February 24, 2011 at 10:00 a.m. Central Time at 2901 Butterfield Road, Oak Brook, Illinois 60523.

Q.           Why did you send me this proxy statement?

A.            We sent you this proxy statement and the proxy card on behalf of our Board which is soliciting a proxy from you to vote your shares at the Special Meeting.  This proxy statement contains information we are required to provide to you and is designed to assist you in voting your shares.

Q.           Who is entitled to vote?

A.            On or about December 15, 2010, we will begin mailing the proxy materials to all stockholders of record as of the close of business on December 1, 2010, the record date fixed by our Board for determining the holders of record of our common stock, $.001 par value per share, entitled to notice of and to vote at the Special Meeting.

Q.           How many votes do I have?

A.            Each of the outstanding shares of our common stock, as of the close of business on the record date, is entitled to one vote on all matters to be voted upon at the Special Meeting.  On the record date, there were 486,345,479 shares of common stock issued and outstanding.

Q.           What am I voting on?

A.            At the Special Meeting, we will be asking you to consider and vote upon:

•                 a proposal to approve an amendment and restatement of our charter; and

•                 a proposal to permit our Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal if there are not sufficient votes for the proposal.

Q.           What are our Board’s recommendations?

A.           Our Board unanimously recommends a vote:

•                 FOR the proposal to approve an amendment and restatement of our charter; and

•                 FOR the proposal to permit our Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal if there are not sufficient votes for the proposal.

Q.           Why are we seeking approval of an amendment and restatement of our charter?

A.           We currently intend to pursue the initial listing of our existing common stock within the next 12 months and are evaluating a concurrent offering in connection with the listing.  The amendment and restatement of our charter is primarily intended to accomplish the following two objectives in connection with the listing of our existing common stock.

•                 Permit us to implement a phased-in liquidity program.  Concentrated sales of our common stock shortly following its listing on a national securities exchange would likely reduce the trading price of your common stock.  The amendment and restatement of our charter would permit us to implement a phased-in liquidity program that would reduce the likelihood that these concentrated sales would occur.  We would implement this program by issuing a stock dividend to you and our other stockholders as described in more detail below.

•                 More closely align our charter to those of our peers with publicly listed securities.  We expect to accomplish this objective by removing current provisions and restrictions in our charter that were required by state securities administrators.  These provisions will no longer be required after the listing and, in some cases, if retained, could put us at a competitive disadvantage compared to our peers with listed securities.

Q.           Why are we pursuing an initial listing of our existing common stock at this time?

A.           We currently intend to pursue the initial listing of our existing common stock within the next 12 months.  We believe that an exchange listing will provide you with a much more liquid market for your shares of common stock.  Currently, your options for liquidity are very limited as our share repurchase program is suspended and, even if it wasn’t, in any 12-month period, we would only be able to repurchase up to 5% of the weighted average number of shares of our common stock outstanding during the prior calendar year.  An exchange listing will make it much easier for potential investors to buy our common stock and will provide a much more transparent market, as all trades on the exchange will be reported.  As a result, we believe that an exchange listing will provide you with a much more liquid market for your shares of common stock.

In addition to providing more liquidity to you for your shares, we believe that an exchange listing will better position the Company for future growth.  In order to capitalize on future growth opportunities, we need to be able to access capital to fund our leasing efforts, potential acquisitions and to further reduce the amount of debt we carry on our balance sheet.  We believe that one important step in increasing our access to equity capital will be the listing of our existing common stock on a national securities exchange.

Q.           Why does the proposed amendment and restatement of our charter include provisions permitting us to implement a phased-in liquidity program?

A.           With a listing, we believe that liquidity is one part of a two part equation.  The other part is valuation.  Both parts are important.  We believe that it is in the best interests of our stockholders to have stable stock pricing in the short and long term.  We cannot control market forces.  However, we can attempt to structure the listing of our existing common stock to increase the likelihood of success for our stockholders.  The fact is we have a large company with a substantial number of shares outstanding.  As of November 1, 2010, there were approximately 486,345,479 shares of our common stock outstanding.  If we conduct a listing without a phased-in liquidity program, all of our shares of common stock would become listed at the same time; and, therefore, could be put up for sale in the public market.  This could result in concentrated sales of our common stock in a short period of time immediately following our listing.  Concentrated sales will likely reduce the trading price of our common stock.  The potential for concentrated sales of our outstanding common stock could also make our shares less attractive to institutional and other investors in any potential concurrent offering in connection with our listing and reduce demand to buy stock and/or reduce the price investors are willing to pay.  A phased-in liquidity program directly addresses this potential risk; and therefore, increases the likelihood of a successful listing.  With a phased-in liquidity program, we believe it is more likely that our shares will be able to become traded in the public market without causing any material disruption in stock pricing.

By approving the amendment and restatement of our charter, you will allow our Board to have flexibility to implement a phased-in liquidity program in connection with the listing of our existing common stock that will increase the likelihood of a successful listing.

Q.           What is a phased-in liquidity program?

A.           Generally, a phased-in liquidity program is a program by which stockholders’ existing shares of common stock are listed on a national securities exchange over time as opposed to all at once in connection with an initial listing.  For example, we currently anticipate that we will implement a phased-in liquidity program that will provide for the immediate listing of 25% of your existing shares of common stock and the listing of an additional 25% of your existing shares of common stock on each of the six-month, 12-month and 18-month anniversaries of our initial listing.  You should note that, even with this phased-in liquidity program, the number of your shares and our other stockholders’ shares that will be listed immediately will greatly exceed the maximum number of shares that we could have repurchased in a 12-month period under our share repurchase program if it wasn’t suspended.

Q.           How do we expect to implement a phased-in liquidity program?

A.           We currently intend to implement a phased-in liquidity program by giving stock dividends to you and our other stockholders.  At or shortly prior to the expected initial listing of our existing common stock, we currently expect to pay a dividend on each share of our existing common stock in the form of:

•                 one share of Class B-1 Common Stock;

•                 one share of Class B-2 Common Stock; and

•                 one share of Class B-3 Common Stock.

In connection with this stock dividend, we would redesignate our existing common stock as “Class A Common Stock.”  The terms of our Class A Common Stock would remain unchanged, and this is the class of stock that we would list on a national securities exchange.  The terms of the Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock would be identical in all respects to the Class A Common Stock, except that these classes of stock would not be listed on a national securities exchange and:

•                 the Class B-1 Common Stock would automatically convert into Class A Common Stock (that is exchange listed and publicly tradable) on the date that is six months after the initial listing of our Class A Common Stock;

•                 the Class B-2 Common Stock would automatically convert into Class A Common Stock (that is exchange listed and publicly tradable) on the date that is 12 months after the initial listing of our Class A Common Stock; and

•                 the Class B-3 Common Stock would automatically convert into Class A Common Stock (that is exchange listed and publicly tradable) on the date that is 18 months after the initial listing of our Class A Common Stock.

The net effect of this stock dividend would be to provide for phased-in liquidity over 18 months as your existing common stock is gradually converted into the Class A Common Stock that is listed on a national securities exchange and is publicly tradable.  You should note that, if the amendment and restatement of our charter is approved, our Board will have flexibility to structure the phased-in liquidity program.

Q.           Will the expected phased-in liquidity program affect my right to receive dividends?

A.           No.  The expected phased-in liquidity program will have no effect on your right to receive dividends or the total amount of your dividends.  This phased-in liquidity program would treat all current stockholders the same so that your proportional ownership interest in the Company would remain the same and, therefore, your share of any dividends would remain the same.  After the implementation of the expected phased-in liquidity program, each outstanding share of our Common Stock, whether Class A, Class B-1, Class B-2 or Class B-3, will be entitled to share equally in any dividend declared with respect to our Common Stock.  As a result, any dividend that we pay to you will be divided equally among your then outstanding shares of Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock.  You will still be receiving the same aggregate dividend that you would have received if this phased-in liquidity program was not implemented, but, instead of receiving the full amount of the dividend on a single class of common stock, you will be receiving one-fourth of this amount on each of four classes of common stock.

Q.           Will the expected phased-in liquidity program affect my rights as a stockholder?

A.           No.  Although the phased-in liquidity program is expected to impact the number and classification of your shares, it will have no effect on your proportional ownership interest in the Company, your voting rights, your right to receive dividends, the total amount of your dividends or your rights upon liquidation.  All current stockholders would be treated the same so that your percentage of the Company would remain the same.  The only substantive effect of the phased-in liquidity program will be to provide for a phased-in approach to your ability to sell your stock in the public market following the listing of our existing common stock.

Q.           When will our Board set the terms of the phased-in liquidity program?

A.           Our Board expects to set the terms of any phased-in liquidity program that is implemented in connection with, and shortly before, the expected initial listing of our existing common stock.  Our Board will make this determination, following consultation with its advisors, based on what it believes will be in the best interests of our stockholders at the time.  By providing flexibility to our Board, the amendment and restatement of our charter will allow our Board to react to market conditions as they exist shortly before our actual listing as opposed to locking in an approach now.

Q.           How many shares of stock will I own after the implementation of the phased-in liquidity program?

A.            The number of shares that you will own will depend on the type of phased-in liquidity program that we implement.  As an example, assume that you currently own 100 shares of our common stock.   The following diagrams illustrate what would occur if we implemented the phased-in liquidity program that we currently anticipate.

Phased-In Liquidity Program:

Shares Owned After Phased-In Liquidity Program:

Because the phased-in liquidity program will effect all holders of common stock in the same manner, it will have no effect on your proportional ownership interest in the Company.  Please note that the foregoing is an illustrative example only, and the actual number and type of shares that you will own after implementation of the phased-in liquidity program will be based on the terms established by our Board at the time.

Q:           Is the implementation of the phased-in liquidity program expected to be taxable to me for U.S. federal income tax purposes?

A.            You will not recognize any gain or loss for U.S. federal income tax purposes as a result of the stock dividend pursuant to which we would issue shares of Class B Common Stock to you or the subsequent conversion of those shares of Class B Common Stock into Class A Common Stock that is listed on a national securities exchange.  You should read “Certain Material U.S. Federal Income Tax Considerations” for a more complete discussion of certain material U.S. federal income tax consequences.  Tax matters can be complicated, and the tax consequences of the expected phased-in liquidity program to you may depend on your particular tax situation.

Q.           What is the purpose of the amendments to our charter other than those relating to the phased-in liquidity program?

A.           The vast majority of the changes to our charter that we are proposing relate to the removal of provisions and restrictions currently contained in our charter that were required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange.  Once our existing common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with listed securities.

Q.           When do you expect the amendment and restatement of our charter to be effective?

A.           If approved by our stockholders, the amendment and restatement of our charter will become effective upon the filing of the amendment and restatement of our charter with the Maryland State Department of Assessments and Taxation.  We expect to file the proposed amendment and restatement of our charter in connection with, or shortly prior to, the expected initial listing of our existing common stock.

Q.           Do you plan to suspend the publication of the estimated annual statement of value of our common stock while you are pursuing a potential listing?

A.           As we currently intend to pursue the initial listing of our existing common stock on a national securities exchange within the next 12 months, we are not planning to publish an estimated annual statement of value of our common stock as of December 31, 2010.  Once we have listed, stockholders will be able to value their shares of stock by reference to the market trading prices, and an estimated annual statement of value will be unnecessary.  If the listing of our existing common stock does not proceed as expected, we expect that we would resume our practice of providing an estimated annual statement of value.

Q.           Will my vote make a difference?

A.           Yes.  Your vote is needed to ensure that the proposals can be acted upon.  It is important that your shares be represented at the Special Meeting regardless of the size of your holdings.

PLEASE VOTE YOUR SHARES BY AUTHORIZING YOUR PROXY BY TELEPHONE, VIA THE INTERNET OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q.           What is the quorum for the Special Meeting?

A.           Presence in person or by proxy at the Special Meeting of holders of 50% of our outstanding shares constitutes a quorum.  The inspector of election appointed by us for the Special Meeting will determine whether or not a quorum is present.  Abstentions and broker non-votes will count toward the presence of a quorum.  A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q.           What vote is required to approve each proposal assuming that a quorum is present at the Special Meeting?

A.           The affirmative vote of a majority of the shares of our common stock issued and outstanding is required to approve the amendment and restatement of our charter.  The affirmative vote of a majority of the votes cast is required to approve the proposal to permit our Board to adjourn the Special Meeting.

Q.            How do I vote without attending the Special Meeting?

A.           You may vote by completing, dating, signing and promptly returning the proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.  You may also authorize a proxy to vote by telephone or via the Internet by following the procedures described in this proxy statement under “Instruction Guide for Authorizing Your Proxy” and your proxy card.  Those stockholders of record authorizing a proxy to vote by telephone or via the Internet must do so no later than 11:59 p.m. Eastern Time, on February 23, 2011.

Votes cast by proxy or in person at the Special Meeting will be tabulated by an inspector of election appointed for the Special Meeting.  Each executed and timely returned proxy will be voted in accordance with the directions indicated on it. Except for broker non-votes, executed but unmarked proxies will be voted by the person(s) named thereon (i) FOR the approval of the amendment and restatement of our charter; (ii) FOR the proposal to permit our Board to adjourn the Special Meeting; and (iii) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the Special Meeting.

Q.           May I revoke my proxy?

A.            Yes.  Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later-dated proxy (which automatically revokes the earlier proxy), by submitting a proxy again by telephone or via the Internet or by voting in person at the Special Meeting.  Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

Q.           What is the effect of abstentions and broker non-votes?

A.           Because the proposal to approve the amendment and restatement of our charter must be approved by a majority of the shares of our common stock issued and outstanding, abstentions and broker non-votes will have the effect of votes against this proposal.  Abstentions and broker non-votes will have no effect on the outcome of the proposal to permit our Board to adjourn the Special Meeting and any other matter that may properly come before the Special Meeting.  As described above, a “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q.           Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A.           We will bear all expenses incurred in connection with the solicitation of proxies. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co., LLC, an independent proxy solicitor, to solicit proxies on our Board’s behalf, with respect to matters being voted upon at the Special Meeting.  We expect that our proxy solicitor’s fees for soliciting proxies on our behalf (inclusive of fees relating to contacting our stockholders and all other fees) will range from $150,000 to $300,000.

Q.           Could other matters be decided at the Special Meeting?

A.           As of this proxy statement, the above-referenced proposals are the only matters we are aware of that are to be acted upon at the Special Meeting.  If any other matter should properly come before the Special Meeting, the persons appointed by you in your proxy will vote on those matters in accordance with the recommendation of our Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of a majority of the votes cast will be required for approval.

Q.           If I plan to attend the Special Meeting in person, should I notify anyone?

A.           While you are not required to notify anyone in order to attend the Special Meeting, if you do plan to attend the meeting, we would appreciate it if you would contact Dione K. McConnell at (630) 218-8000 or via email at McConnell@inland-western.com so that we will be able to prepare a suitable meeting room for the attendees.

Q.           Who can help answer my questions?

A.           Please contact our proxy solicitor, Morrow & Co., LLC at (800) 573-4804 if you have any questions about the Special Meeting or with respect to authorizing a proxy to vote your shares at the Special Meeting.

Q.           Where can I find more information about the Company?

A.           We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. You may read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.  Our SEC filings are also available to the public on the website maintained by the SEC at “http://www.sec.gov.”

PROPOSAL 1 — APPROVAL OF THE SIXTH ARTICLES

OF AMENDMENT AND RESTATEMENT
OF INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

We currently intend to pursue the initial listing of our existing common stock on a national securities exchange within the next 12 months and are evaluating a concurrent offering in connection with the listing.  On November 16, 2010, our Board determined that the amendments to our charter contained in the Sixth Articles of Amendment and Restatement were advisable in connection with the listing of our existing common stock on a national securities exchange.  Set forth below is a summary description of the principal changes that would be made to our charter by the Sixth Articles of Amendment and Restatement, which summary description is qualified in its entirety by the complete text of the Sixth Articles of Amendment and Restatement, which is included as Appendix A to this proxy statement and which has been marked to show the proposed changes from our current charter.

Summary of Principal Changes

The changes that would be made to our charter by the Sixth Articles of Amendment and Restatement are primarily intended to accomplish two objectives in connection with the listing of our existing common stock: (1) to permit us to implement a phased-in liquidity program in connection with the listing of our existing common stock and (2) to more closely align our charter to those of our peers with publicly listed securities.  Each of these objectives is described in more detail below.

Phased-in Liquidity

The amendment and restatement of our charter will permit us to implement a phased-in liquidity program in connection with the listing of our existing common stock.  We have a large company with a substantial number of shares outstanding.  If we conduct a listing without a phased-in liquidity program, all of our shares of common stock would become listed at the same time and, therefore, could be put up for sale in the public market.  This could result in concentrated sales of our common stock in a short period of time immediately following our listing.  Concentrated sales will likely reduce the trading price.  The potential for concentrated sales of our outstanding common stock could also make our shares less attractive to institutional and other investors in any potential concurrent offering in connection with our listing and reduce demand to buy stock and/or reduce the price investors are willing to pay.  A phased-in liquidity program directly addresses this potential risk; and therefore, increases the likelihood of a successful listing.

We currently anticipate that we will implement a phased-in liquidity program in connection with the listing of our existing common stock that will provide for the immediate listing of 25% of our existing shares of common stock and the listing of an additional 25% of our existing shares of common stock on each of the six-month, 12-month and 18-month anniversaries of our initial listing. We currently intend to implement this program by declaring and paying, at or shortly prior to the expected initial listing of our existing common stock, a dividend on each share of our existing common stock in the form of:

•                  one share of Class B-1 Common Stock;

•                  one share of Class B-2 Common Stock; and

•                  one share of Class B-3 Common Stock.

In connection with this stock dividend, we would redesignate our existing common stock as “Class A Common Stock.”  The terms of our Class A Common Stock would remain unchanged, and this is the class of stock that we would list on a national securities exchange.  The terms of the Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock would be identical in all respects to the Class A Common Stock, including with respect to voting rights, rights to receive dividends and rights upon liquidation, except that these classes of stock would not be listed on a national securities exchange and:

•                 the Class B-1 Common Stock would automatically convert into Class A Common Stock (that is exchange listed and publicly tradable) on the date that is six months after the initial listing of our Class A Common Stock;

•                 the Class B-2 Common Stock would automatically convert into Class A Common Stock (that is exchange listed and publicly tradable) on the date that is 12 months after the initial listing of our Class A Common Stock; and

•                 the Class B-3 Common Stock would automatically convert into Class A Common Stock (that is exchange listed and publicly tradable) on the date that is 18 months after the initial listing of our Class A Common Stock.

The following diagram depicts the actions that would be taken to implement this phased-in liquidity program.

The following diagram depicts the shares that a holder of common stock would own following the implementation of this phased-in liquidity program:

It is important to note that, while the number and classification of your shares would be affected by these changes, there would be no effect on your proportional ownership interest in the Company, your voting rights, your right to receive dividends, the total amount of your dividends or your rights upon liquidation.  All current stockholders would be treated the same, so that each stockholder’s percentage ownership of the Company would remain the same.

The following is a comparison of our existing common stock to the Class A Common Stock and Class B Common Stock that a holder of our existing common stock would hold if we completed the stock dividend and redesignation described above.

	Currently Existing Common Stock	Class A Common Stock	Class B Common Stock
Public Market	None.	Expected to be listed on a national securities exchange.	None.

Voting Rights	One vote per share on all matters voted upon by our stockholders.	One vote per share on all matters voted upon by our stockholders.	One vote per share on all matters voted upon by our stockholders.

Distribution Rights	Entitled to such distributions as may be authorized from time to time by our Board in its discretion. Restrictions on in-kind distributions.	Entitled to such distributions as may be authorized from time to time by our Board in its discretion, including in-kind distributions.	Entitled to such distributions as may be authorized from time to time by our Board in its discretion, including in-kind distributions.

Liquidation Rights	Entitled to participate pro rata in assets remaining after payment of debts and liabilities.	Entitled to participate pro rata, together with Class B Common Stock, in assets remaining after payment of debts and liabilities.	Entitled to participate pro rata, together with Class A Common Stock, in assets remaining after payment of debts and liabilities.

Automatic Conversion	None.	None.

Each share will convert into one share of Class A Common Stock as follows:

•   6 months after listing, in the case of Class B-1 Common Stock;

•   12 months after listing, in the case of Class B-2 Common Stock; and

•   18 months after listing, in the case of Class B-3 Common Stock.

The amendment and restatement of our charter will allow us to implement a phased-in liquidity program by removing the restrictions on our ability to pay distributions in-kind and specifically authorizing our Board to cause us to make dividends payable in shares of any one class of stock to the holders of shares of any other class of stock without stockholder approval. You should note that, while the program described herein represents what we currently expect to provide as a phased-in liquidity program in connection with the listing of our existing common stock, if the amendment and restatement of our charter is approved, our Board will have complete discretion to determine the terms of this program without obtaining any additional stockholder approval.  Under the terms of the Sixth Articles of Amendment and Restatement, our Board will have complete discretion to increase the number of authorized shares, establish the terms of any class or series of stock and cause us to declare and pay dividends in one class of stock to the holders of shares of any other class of stock without obtaining stockholder approval.  As a result, the terms of any class of stock or the number of different classes of stock that we issue to the holders of our existing common stock may differ materially from those set forth above.

Other Listing-Related Changes

The changes that would be made to our charter by the Sixth Articles of Amendment and Restatement will also more closely align our charter to those of our peers with publicly listed securities.  Currently, our charter includes a number of provisions and restrictions that were required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange.  Once our existing common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our operations that could put us at a competitive disadvantage compared to our peers with listed securities.  The vast majority of the changes that would be made to our charter by the Sixth Articles of Amendment and Restatement are the removal of these provisions and restrictions.

The following are the principal changes that would be made to our charter by the Sixth Articles of Amendment and Restatement:

•     Remove Article VI, Section 3(b), which states that a majority of voting shares present at an annual meeting may, without the necessity for concurrence by the directors, vote to elect the directors.  Following this change, our directors will be elected by a plurality of the votes cast and, practically, the holders of a majority of voting shares present at our annual meetings will continue to be able to elect our directors.

•     Remove Article VI, Section 3(c), which states that directors or affiliates may not vote on matters submitted to stockholders regarding the removal of the directors or any affiliates or any transaction between us and any of them.

•     Remove Article VI, Section 7, which relates to the ability to issue fractional shares.  These provisions are less expansive than those provided under Maryland law with respect to the treatment of fractional shares.

•     Remove Article VI, Section 10, which prohibits us from issuing certain types of securities, including, among others: (1) non-voting common stock, (2) options, warrants or similar rights, except in certain circumstances, (3) debt securities unless historical debt service coverage, as adjusted for known charges, is sufficient to properly service the higher level of debt and (4) capital stock on a deferred payment basis or similar arrangement.

•     Amend Article VI, Section 11, which currently provides that stockholders are not entitled to exercise any appraisal rights, to give our Board the power to determine that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

•     Revise Article VII, Section 1 to remove the maximum number of directors, reduce the minimum number of directors from three to the minimum number required by Maryland Law, which is currently one, and provide that our Board will have the exclusive power to fill vacancies on our Board.

•     Remove Article VII, Section 2, which provides that directors, other than a director elected to fill the unexpired term of another director, be elected by stockholders and serve for a one-year term.  Following this change, our directors will continue to serve for one-year terms under the general provisions of Maryland law.

•     Revise Article VII, Section 3 to provide that directors may only be removed for cause.  Currently, directors may be removed with or without cause.

•     Revise Article VII, Section 5 to remove the provisions regarding distributions, including the restrictions on distributions in-kind, and to specifically authorize our Board to cause us to declare and pay a dividend payable in shares of any one class of stock to the holders of shares of any other class of stock without obtaining stockholder approval.

•     Revise Article VII, Section 5 to remove: (1) the specific requirements regarding any distribution reinvestment program that we adopt, (2) the requirement to establish and at least annually review written policies on investment and borrowing and (3) the requirements relating to the determination and approval of the consideration paid for properties we acquire.

•     Remove Article VII, Sections 6 and 7, which restate certain aspects of Maryland law regarding the duties of directors.

•     Remove Article VIII, which, among other things, impose limitations on: (1) offering expenses, which may not exceed 15% of the proceeds raised in an offering, (2) acquisition fees and expenses, which generally may not exceed 6% of the purchase price or, in the case of a mortgage, of funds advanced, (3) total operating expenses, which generally shall not exceed the greater of 2% of average assets or 25% of net income on an annual basis, (4) real estate commissions, which shall not exceed the lesser of customary commissions or 6% of the gross sales price, (5) certain transactions with affiliates and (6) borrowings, which generally may not be made to fund distributions (except as required to maintain REIT status) or exceed 300% of net assets.

•     Revise Article IX, relating to ownership limits, to include a number of clarifying changes, including a provision permitting our Board to, from time to time, increase the ownership limits for one or more persons and decrease the ownership limits for all other persons.

•     Remove Article X, which places restrictions on investments in, among other things, unimproved real property, commodities and commodity futures, contracts for the sale of real estate, mortgage loans, mezzanine debt and equity securities.

•     Remove Article XI, which relates to access to records by stockholders and our requirement to prepare an annual report and provides holders of 10% or more of our outstanding voting stock with the right to cause us to call a special meeting of stockholders.  We will continue to be subject to the general provisions of Maryland law granting stockholders inspection rights in specified circumstances and requiring us to prepare an annual statement of affairs.  We will also continue to be subject to the requirement to provide our stockholders with an annual report under federal securities laws.  In connection with the effectiveness of the Sixth Articles of Amendment and Restatement, we intend to revise our bylaws to provide that holders of shares of our outstanding stock entitled to cast a majority of the votes entitled to be cast on a matter may cause us to call a special meeting of stockholders  for the purpose of acting on such matter.

•     Remove Article XII, which limits our ability to participate in a roll-up transaction.

•     Remove Article XIII, Sections 2, which generally requires us to obtain approval of a majority of our outstanding voting shares in order to amend our charter, sell all or substantially all of our assets, cause a merger, consolidation or share exchange of the Company or dissolve or liquidate the Company.  Maryland law requires stockholder approval by at least a majority of votes entitled to be cast for each of these actions to substantially the same extent as is currently required by our charter.  As a result, this change would not alter the minimum stockholder vote we are required to obtain to approve these actions.

•     Replace Article XIII, Section 3, with a provision that allows the holders of a majority of all the votes entitled to be cast on a matter to approve it notwithstanding any contrary provision of law requiring a greater number of votes to approve a matter.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a share exchange, unless declared advisable by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  The revised provision will also clearly eliminate this supermajority voting requirement for sales of all or substantially all or our assets and mergers, consolidations and share exchanges.

•     Add a provision stating that stockholders may only approve an action by written consent if it is approved unanimously, which is also currently in our bylaws.

•     Replace Article XIV, Section 3, which provides for mandatory indemnification and advancement of expenses for directors and officers, with a provision that permits us to undertake an obligation to provide indemnification and advancement of expenses for directors and officers.  We intend to continue to be obligated to provide indemnification and advancement of expenses for our current directors and certain officers through a combination of our bylaws and contractual indemnification agreements; however, by removing this provision from our charter, we will have greater flexibility in the future with respect to these obligations.

Effectiveness of the Sixth Articles of Amendment and Restatement

If approved by the stockholders, the Sixth Articles of Amendment and Restatement will become effective when filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland.  We only intend to cause the Sixth Articles of Amendment and Restatement to become effective in connection with, or shortly prior to, the expected initial listing of our existing common stock on a national securities exchange.

Certain Material U.S. Federal Income Tax Considerations

The following description of material U.S. federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority, and current administrative rulings and interpretations as in effect on the date of this proxy statement.  These authorities are subject to change, including possibly with retroactive effect, which could alter the U.S. federal income tax consequences described below.  We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences described below.

This discussion addresses certain U.S. federal income tax consequences of the stock dividends of Class B Common Stock that we currently anticipate to issue to implement the phased-in liquidity program, which we refer to in this discussion as the stock dividend, and the subsequent conversion of such shares of Class B Common Stock into Class A Common Stock in accordance with their terms, which we refer to in this discussion as the conversions.  This discussion is intended to provide only a general summary to stockholders who hold and will hold their shares of common stock as capital assets and does not discuss the tax consequences of any other transaction that may occur before, after, or at the same time as the stock dividend or the conversions.  This discussion does not address other federal taxes (such as the alternative minimum tax or gift or estate taxes) or tax considerations under state, local or foreign laws.  This discussion does not address every aspect of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation:  (i) partnerships, subchapter S corporations, trusts or other pass-through entities; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) foreign persons, foreign entities or U.S. expatriates; (viii) stockholders whose functional currency is not the U.S. dollar; or (ix) persons who hold our common stock as part of a hedging, straddle, conversion or other risk reduction transaction.

Tax Consequences to the Company

We will not recognize gain or loss as a result of the stock dividend or the conversions.

Tax Consequences to the Stockholders of the Stock Dividend

A stockholder will not recognize any gain or loss as a result of receiving Class B Common Stock in the stock dividend.  A stockholder’s aggregate tax basis for its shares of common stock held following the stock dividend will be equal to the stockholder’s aggregate tax basis for its shares of common stock held prior to the stock dividend, and the tax basis of a share of stock on which the stock dividend is paid will be allocated among such share of stock and the additional shares of stock received as a stock dividend with respect to such share in proportion to their relative fair market values.  The holding period of a share of common stock received by a stockholder in the stock dividend will include the period during which such stockholder held the share on which the stock dividend was paid.

Tax Consequences to the Stockholders of the Conversions

A stockholder will not recognize gain or loss on a conversion of our Class B Common Stock solely in exchange for our Class A Common Stock.  In such case, the aggregate tax basis of the post-conversion shares received will be equal to the aggregate tax basis of the pre-conversion shares exchanged therefor and the holding period of the post-conversion shares received will include the holding period of the pre-conversion shares exchanged.

Other Tax Considerations for Stockholders

The state and local tax consequences of the stock dividend or the conversions may vary significantly as to each stockholder depending upon the jurisdiction in which such stockholder resides.  Stockholders are urged to consult their own tax advisors regarding the specific tax consequences to them of the stock dividend and the conversions, including the applicable federal, state, local and foreign tax consequences, if any.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the Sixth Articles of Amendment and Restatement.  Accordingly, to the extent that you object to the Sixth Articles of Amendment and Restatement, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares of common stock is required to approve the amendment and restatement of our charter.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CHARTER.

PROPOSAL 2 — PERMIT OUR BOARD TO

ADJOURN THE SPECIAL MEETING

The second proposal is to permit our Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1 if there are not sufficient votes for that proposal.

Vote Required

The affirmative vote of a majority of the votes cast is required to approve this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 1, 2010, regarding the number and percentage of shares beneficially owned by: (i) each director; (ii) each named executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares.  As of November 1, 2010, we had over 110,000 stockholders of record and approximately 486,345,479 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Class
Brenda G. Gujral	128,301.2880		*
Kenneth H. Beard	75,304.9458	(4)	*
Frank A. Catalano, Jr.	13,602.3401	(4)	*
Paul R. Gauvreau	121,731.8440	(4)	*
Gerald M. Gorski	12,718.1252	(4)	*
Richard P. Imperiale	10,000.0000	(4)	*
Kenneth E. Masick	10,000.0000	(4)	*
Barbara A. Murphy	10,000.0000	(5)	*
Steven P. Grimes	38,295.0000		*
Shane C. Garrison	—		*
Niall J. Byrne	—		*
James W. Kleifges	—		*
Dennis K. Holland	6,207.0000		*
All directors and officers as a group (13 persons)	426,160.5431		*
Daniel L. Goodwin	31,431,145.0658	(3)	6.5%

* Less than 1%

(1)                                 The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, IL 60523.

(2)                                 Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table.  However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.  Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

(3)                                 Includes 128,182.1132 shares held jointly by Mr. Goodwin and his spouse.  Also includes 10,312,500.0000, 8,437,500.0000, 215,530.7270 and 71,437.5596 shares of common stock owned by Inland Corporate Holdings Corporation, Inland Funding Corporation, IREIC, and Partnership Ownership Corporation, respectively.

(4)                                 Includes 10,000 shares issuable upon exercise of options granted under our independent director stock option plan, which are currently exercisable or will become exercisable within 60 days after the date of this table.

(5)                                 Includes 8,500 shares issuable upon exercise of options granted under our independent director stock option plan, which are currently exercisable or will become exercisable within 60 days after the date of this table.

ADVANCE NOTICE PROCEDURES FOR MAKING DIRECTOR NOMINATIONS

AND STOCKHOLDER PROPOSALS

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for our annual meeting of stockholders to be held in 2011 must be received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than March 30, 2011 in order to be considered for inclusion in our proxy statement and form of proxy.  Such proposals must also comply with the requirements as to form and substance set forth in Rule 14a-8 under the Exchange Act if such proposals are to be included in our proxy statement and form of proxy.

Stockholder proposals or nominations to be presented at our annual meeting of stockholders to be held in 2011, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy, must be received in writing at our principal executive office not later than June 13, 2011.  Our bylaws state that the stockholder must provide timely written notice of such proposal or a nomination and supporting documentation. If the requirements of our bylaws are not followed, any nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our bylaws, as amended, is filed as Exhibit 3.2.1 in our annual report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 and is available at the SEC Internet site (http://www.sec.gov).

MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

The rules of the SEC permit companies to provide a single proxy statement to households in which more than one stockholder resides. This process is known as householding. Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be householding their proxy materials will receive only one copy of our proxy statement unless they have affirmatively objected to the householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by writing our Investor Relations department at: Investor Relations, Inland Western Retail Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, IL 60523 or by contacting us by telephone at (630) 218-8000. For future meetings, a stockholder may request separate annual reports or proxy statements, or may request the householding of such materials, by contacting us as noted above.

OTHER MATTERS

As of the date of this proxy statement, the above are the only matters we are aware of that are to be acted upon at the Special Meeting. If any other matter should come before the Special Meeting, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of our Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of the holders of a majority of the votes cast on any such other matter will be required for approval.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

APPENDIX A

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

~~FIFTH~~SIXTH ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:    Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:               The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is: Inland Western Retail Real Estate Trust, Inc. (the “Company”).  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.

ARTICLE II

~~ORGANIZATION~~

~~The name and address of the incorporator shall be David J. Kaufman, 227 West Monroe Street, Suite 3400, Chicago, Illinois 60606.  Said incorporator, an individual older than eighteen (18) years, shall form the corporation under the general laws of Maryland.~~

~~ARTICLE III~~

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a “REIT”) under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE ~~IV~~III

RESIDENT OFFICE/AGENT AND PRINCIPAL OFFICE

The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201.  The Company may have such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine.  The Company shall continuously maintain in the State of Maryland a ~~registered~~principal office and a ~~registered~~resident agent whose office is identical with such ~~registered~~principal office.  The post office address of the Company’s ~~registered office~~resident agent in the State of Maryland is ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201.  The name of the Company’s ~~registered~~resident agent at such address is The Corporation Trust Incorporated.  The Company reserves the power to change its ~~registered~~resident agent and ~~registered~~principal office at any time.

ARTICLE ~~V~~IV

~~DEFINITIONS~~

~~For the purposes of this Charter, the following terms shall have the following meanings:~~

~~“ACQUISITION EXPENSES” means expenses related to the Company’s selection, evaluation and acquisition of, and investment in, Properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals and surveys, nonrefundable option payments on Property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personal and miscellaneous expenses related to the selection and acquisition of Properties.~~

~~“ACQUISITION FEE” means the total of all fees and commissions paid by the Company or any Affiliate of the Company to any Person, or paid by any Person to any Affiliate of the Company and remitted to the Company, in connection with making or investing in mortgage loans or the purchase, development or construction of Property by the Company.  Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points or any fee of a similar nature, however designated.~~

~~“AFFILIATE” means, with respect to any other Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the  outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ASSET COVERAGE” means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Company.~~

~~“AVERAGE ASSETS” means, for any period, the average of the total book value of our real estate assets plus the total value of our loans receivables secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves.  We will compute our average assets by taking the average of these values at the end of each month during the quarter for which we are calculating the fee.~~

~~“CASH FLOW” means, with respect to any period: (i) all cash receipts derived from investments made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization, less (iii) cash receipts used to pay operating expenses.~~

~~“CHARTER” means the charter of the Company, as that term is defined in the MGCL.~~

~~“CODE” means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder (sometimes referred to as the “Treasury Regulations”) or corresponding provisions of subsequent revenue laws.~~

~~“COMPETITIVE REAL ESTATE COMMISSION” means the real estate or  brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type and location of such Property.~~

~~“CONTRACT PRICE FOR THE PROPERTY” means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Company’s Property.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of the Property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.~~

~~“DIRECTOR(S)” means the members of the Board of Directors of the Company.~~

~~“EQUITY STOCK” means stock that is either common stock or preferred stock of the Company.~~

~~“INDEPENDENT EXPERT” means a Person with no material current or prior business or personal relationship with a Director and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.~~

~~“MARKET PRICE” means on any date the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date.  The “Closing Price” on any date means the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board, or if there is no professional market maker making a market in the Shares, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price at which a Stockholder may purchase Shares pursuant to the Company’s Distribution Reinvestment Program (the “DRP”) if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of the Shares as determined by the Company, in its sole discretion.  “Trading Day” shall mean a day on which the principal national securities exchange on which the Shares are listed is open for the transaction of business or, if the Shares are not listed on any national securities exchange shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.  The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlements pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.~~

~~“NET ASSETS” or “NET ASSET VALUE” means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly on a basis consistently applied.~~

~~“NET INCOME” means, for any period, total revenues applicable to such  period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company’s assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means all those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the  Company for registration and subsequently offering and distributing shares of common stock of the Company to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of~~

~~qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.~~

~~“PERSON” means an individual, corporation, business trust, estate, trust, partnership (whether general or limited), limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.~~

~~“PROPERTY” or “PROPERTIES” means any, or all, respectively, of the real property and improvements thereon owned or to be owned by the Company, directly or indirectly through one or more of its Affiliates.~~

~~“PROSPECTUS” means any document, notice, or other communication satisfying the standards set forth in Section 10 of the Securities Act of 1933, as amended, and contained in a currently effective registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission, or if no registration statement is currently effective, then the Prospectus contained in the most recently effective registration statement.~~

~~“REIT” means a real estate investment trust as defined by the Code and the applicable Regulations.~~

~~“ROLL-UP” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company.  Such term does not include:~~

~~(a)           a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange; or~~

~~(b)           a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

                ~~(i)            Stockholders’ voting rights;~~

                ~~(ii)           the term and existence of the Company; or~~

                ~~(iii)          the Company’s investment objectives.~~

~~“ROLL-UP ENTITY” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.~~

~~“STOCKHOLDERS” means holders of shares of Equity Stock.~~

~~“TOTAL OPERATING EXPENSES” means the aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, but excluding:~~

~~(a)           the expenses of raising capital (such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the shares of common stock of the Company);~~

~~(b)           interest payments;~~

~~(c)           taxes;~~

~~(d)           non-cash expenditures such as depreciation, amortization and bad debt reserves; and~~

~~(e)           Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other~~

~~property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~ARTICLE VI~~

STOCK

SECTION ~~1.~~4.1.  AUTHORIZED STOCK.  The total number of shares of ~~Equity Stock~~all classes or series of stock of the Company which the Company has authority to issue (“Equity Stock”) is 650,000,000 shares, of which 640,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 10,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of Equity Stock having par value is $650,000.  If shares of one class of Equity Stock are classified or reclassified into shares of another class of Equity Stock pursuant to this Article ~~VI~~IV, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of Equity Stock of all classes that the Company has authority to issue shall not be more than the total number of shares of Equity Stock set forth in the first sentence of this paragraph.  To the extent permitted by Maryland law and subject to any preferential rights in favor of any class of Preferred Stock of the Company, the Board of Directors, without any action by the ~~Stockholders~~stockholders of the Company, may amend ~~the Charter~~this charter of the Company (as amended, supplemented and restated from time to time, this “Charter”) from time to time to increase or decrease the aggregate number of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

SECTION ~~2.~~4.2.  LIQUIDATION.  Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, ~~all known~~the debts and liabilities of the Company.

SECTION ~~3.~~4.3.  COMMON STOCK.~~(a)~~  Subject to the provisions of Article ~~IX~~VI of this Charter ~~regarding Equity Stock (as such term is defined therein)~~and except as otherwise provided in this Charter, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of ~~Stockholders~~stockholders.  Shares of Common Stock do not have cumulative voting rights.

~~(b)           A majority of voting shares of Equity Stock present in person or by proxy at an Annual Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors.  A quorum shall be 50% of the then outstanding voting shares of Equity Stock.~~

~~(c)           With respect to voting shares of Equity Stock owned by the Directors or any Affiliate, neither the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Directors or any Affiliate or any transaction between the Company and any of them.  In determining the requisite percentage interest of voting shares of Equity Stock necessary to approve a matter on which the Directors or any Affiliate may not vote or consent, any shares of Equity Stock owned by any of them shall not be included.(d)~~

The Board of Directors may reclassify any unissued shares of Common Stock from time to time ~~in~~into one or more classes or series of ~~stock~~Equity Stock.  The holders of Common Stock shall be entitled to receive dividends when and as authorized by the Board of Directors and declared by the Company, but only out of funds legally available therefor.

SECTION ~~4.~~4.4.  PREFERRED STOCK.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, ~~in~~into one or more classes or series of ~~stock~~Equity Stock.

SECTION ~~5.~~4.5.  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series of Equity Stock, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of ~~stock~~Equity Stock of the Company; (ii)

specify the number of shares to be included in the class or series;  (iii) subject to the provisions of Article ~~IX~~VI of this Charter regarding Equity Stock, and subject to the express terms of any class or series of ~~stock~~Equity Stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of ~~stock~~Equity Stock set or changed pursuant to clause (iii) of this Section ~~5~~4.5 may be made dependent upon facts or events ascertainable outside this Charter (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of ~~stock~~Equity Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT or other part of this Charter.

SECTION ~~6.~~4.6.  GENERAL NATURE OF EQUITY STOCK.  All shares of Equity Stock shall be personal property entitling the ~~Stockholders~~stockholders only to those rights provided in this Charter.  ~~The Stockholders~~Subject to any preferential rights in favor of any class of Preferred Stock and to Section 4.2 of this Article IV, the stockholders shall have no interest in any ~~Properties~~assets of the Company and shall have no right to compel any partition~~,~~ or division~~,~~ of the Company or dividend or distribution of any assets of the Company ~~or any Properties~~.

~~SECTION 7.  FRACTIONAL SHARES OF EQUITY STOCK.  The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.~~

SECTION ~~8.~~4.7.  PREEMPTIVE RIGHTS.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of ~~stock~~Equity Stock pursuant to Section ~~5~~4.5 of this Article ~~VI, no Stockholder~~IV or as may otherwise be provided by a contract approved by the Board of Directors, no stockholder of the Company shall, as such ~~Stockholder~~stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.

SECTION ~~9.~~4.8.  CHARTER AND BYLAWS.  ~~All persons who shall acquire~~The rights of all stockholders and the terms of all Equity Stock ~~shall acquire the same~~are subject to the provisions of this Charter and the bylaws of the Company (the “Bylaws”), as this Charter and such Bylaws may be amended from time-to-time.

SECTION ~~10.  TERMS AND CONDITIONS OF EQUITY STOCK.  The Company shall not issue:~~

~~(a)           Common Stock which is non-voting or assessable;~~

~~(b)           Warrants, options or similar evidences of a right to buy its Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Directors, officers or employees of the Company;~~

~~(c)           (i) Common Stock which is redeemable at the option of the holder; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; and (iii) options or warrants to purchase Equity Stock to any Directors or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services that in the judgment of the Directors have a market value not less than the value of such option of the date of grant), and provided further that options or warrants issuable to Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Equity Stock on the date of grant of any options or warrants; or~~

~~(d)           Shares of Equity Stock on a deferred payment basis or similar arrangement.SECTION 11.~~4.9.  RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting ~~Stockholder~~stockholder provided for under Title 3, Subtitle 2 or Subtitle 7 of the Maryland General Corporation Law or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Equity Stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

SECTION 4.10.  MAJORITY VOTE SUFFICIENT.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of holders of shares entitled to cast a greater proportion of votes, any such action shall be taken or approved if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast with respect to such action.

SECTION 4.11.  STOCKHOLDER’S CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders.

ARTICLE ~~VII~~V

BOARD OF DIRECTORS

SECTION ~~1.~~5.1.  NUMBER ~~AND CLASSIFICATION~~.  The number of ~~Directors~~directors of the Company initially shall be eight, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws~~, but~~; provided, however, that such number shall never be less than ~~three, nor more than eleven.  The~~the minimum number required by the Maryland General Corporation Law.  The Board of Directors may establish such committees as ~~they deem~~it deems appropriate as provided in the Bylaws.

The names of the members of the Board of Directors (the “Directors”) who shall serve until the next annual meeting of the ~~Stockholders~~stockholders and until their successors are duly elected and qualify are:

Kenneth H. Beard

Frank A. Catalano, Jr.

Paul R. Gauvreau

Gerald M. Gorski

Brenda G. Gujral

Richard P. Imperiale

Kenneth E. Masick

Barbara A. Murphy

~~SECTION 2.  ELECTION AND TERM.  Each Director (other than a~~The Company elects pursuant to Section 3-804(c) of the Maryland General Corporation Law that, except as may be provided by the Board of Directors in setting the terms of any class or series of Equity Stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill ~~the unexpired term of another Director) is elected by the voting Stockholders and shall serve a one year term and hold office~~a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and ~~qualify~~qualifies.

SECTION ~~3.~~5.2.  ~~RESIGNATION, REMOVAL OR DEATH.  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice~~REMOVAL.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may only be removed ~~at any time, with or without~~for cause~~,~~ at an annual or special meeting of the ~~Stockholders,~~stockholders by the affirmative vote of ~~the~~ holders of ~~not less than~~shares entitled to cast a majority of ~~the shares of Equity Stock then outstanding and~~all the votes entitled to ~~vote~~be cast generally in the election of Directors.  For purposes of this paragraph, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

SECTION ~~4.  SERVICE AS NOMINEE.  Legal title to any Property shall be vested in the Company, but the Company may cause legal title to any such Property to be held by or in the name of any or all of the Directors or any other person as nominee.  Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any right, title or interest in and to any Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any such Property held in his name, and shall account to the remaining Directors as they require for all such Property which he holds as Director.  Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any conveyancing documents have been executed and delivered.  Written evidence of the qualification and acceptance of election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary or desirable.~~

~~SECTION 5.  DUTIES AND POWERS.~~5.3.  DUTIES AND POWERS.

(a)           GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board of Directors.  All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the ~~Stockholders~~stockholders by law or by this Charter or the Bylaws.  This Charter shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors.  Any construction of this Charter or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive.  The enumeration and definition of particular powers of the Board of Directors included in this Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland General Corporation Law, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.

(b)           REIT QUALIFICATION.  The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code or corresponding provisions of subsequent revenue laws applicable to a REIT.  In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the ~~status~~qualification of the Company as a REIT~~; provided, however, that~~.  Notwithstanding the foregoing, if a majority of the Board of Directors determines that it is no longer in the best interest of the Company to continue to have the Company qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election ~~pursuant to Section 856(g) of the Code.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article IX is no longer required for REIT qualification~~.

(c)           AUTHORIZATION BY BOARD OF DIRECTORS OF EQUITY STOCK ISSUANCE; AUTHORITY TO DECLARE STOCK DIVIDENDS OF DIFFERENT CLASSES.  The Board of Directors may authorize the issuance from time to time of shares of Equity Stock ~~of the Company~~ of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock or any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a ~~Equity Stock~~stock split or ~~Equity Stock~~stock dividend), subject to such restrictions or limitations, if any, as may be set forth in this Charter or the Bylaws.  Subject to any preferential rights in favor of any class of Preferred Stock, the Board of Directors, in accordance with Section 2-309(c)(5)(i) of the Maryland General Corporation Law, is hereby specifically authorized to, at any time, cause the Company to declare and/or pay a dividend payable in shares of any one class or multiple classes of Equity

Stock to the holders of shares of any other class or classes of Equity Stock without obtaining stockholder approval.

~~(d)           DISTRIBUTIONS.  The Company intends to pay regular quarterly distributions to its Stockholders (“Distributions”).  However, the Company reserves the right to pay Distributions on a monthly basis in an amount determined by the Board of Directors. Distributions will be at the discretion of the Board of Directors.  The Company’s ability to pay Distributions and the size of these Distributions will depend upon a variety of factors.  There can be no assurance that Distributions will be made or that any particular level of Distributions established in the future, if any, will be maintained by the Company.~~

~~To the extent possible, the Company seeks to avoid the fluctuations in Distributions which might result if Distributions were based on actual cash received during the Distribution period.  To avoid fluctuation, the Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the Distribution period and prior to the payment date for such Distribution, in order to pay annualized Distributions consistent with the Distribution level established from time to time by the Board of Directors.  The Company’s ability to maintain this policy is dependent upon the Company’s Cash Flow and the applicable requirements for qualifying as a REIT as contained in Code Section 856 through 960 and the Regulations promulgated thereunder.  There can be no assurance that there will be Cash Flow available to pay Distributions, or that Distribution amounts will not fluctuate.  Distributions will be calculated with record and Distribution declaration dates.  However, the Board of Directors could, at any time, elect to pay Distributions monthly, and later switch back to quarterly, to reduce administrative costs.~~

~~Distributions in-kind shall not be permitted, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the in-kind Property; (b) the Directors offer each Stockholder the election of receiving in-kind property Distributions; and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors’ offer.~~

~~The Company shall endeavor to declare and pay such Distributions as shall be necessary under the Code; however, Stockholders shall have no right to any Distribution unless and until declared by the Directors.  The exercise of the powers and rights of the Company pursuant to this Section 5 shall be subject to the provisions of any class or series of Equity Stock at the time outstanding.  The receipt by any person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.~~

(~~e~~d)        DISTRIBUTION REINVESTMENT PROGRAM.  The Directors may adopt a distribution reinvestment program on such terms and conditions as ~~shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:~~they determine to be appropriate.

                ~~(i)            All material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and~~

                ~~(ii)           Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (i) above.~~

~~(f)            REVIEW OF INVESTMENT POLICIES.  The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company to assure that such policies are carried out.  The Directors shall review such policies of the Company, with sufficient frequency and at least annually to determine that the policies being followed by the~~

~~Company at any time are in the best interests of the Stockholders.  Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.~~

~~(g)           DETERMINATION OF CONSIDERATION.  The consideration paid for Properties acquired by the Company shall ordinarily be based upon the fair market value of the Properties and approved by a majority of the Directors.  In cases in which a majority of the Directors so determine, or if assets are acquired from a Director or an Affiliate pursuant to Section 5 of Article VIII of this Charter, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Directors.~~

~~(h)           RESERVED POWERS OF BOARD.  The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.~~

~~SECTION 6.  PERFORMANCE OF DUTIES.  A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves in accordance with Maryland law.  A Director who performs his or her duties in accordance with Maryland law has no liability by reason of being or having been a Director.~~

~~SECTION 7.  FIDUCIARY DUTY.  The Directors shall be deemed to be in a fiduciary relationship to the Company and the Stockholders.~~

SECTION ~~8.~~5.4.  DETERMINATIONS BY BOARD OF DIRECTORS.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with this Charter, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company~~; (v~~ or any shares of Equity Stock of the Company; (vi) any matters relating to the acquisition, holding ~~and~~or disposition of any assets by the Company; ~~or (vi~~(vii) the number of shares of Equity Stock of any class; or (viii) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

~~ARTICLE VIII~~

~~PROVISIONS FOR DEFINING, LIMITING AND~~

~~REGULATING CERTAIN POWERS OF THE COMPANY~~

~~AND OF ITS DIRECTORS AND STOCKHOLDERS~~

~~Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or its Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT.~~

~~SECTION 1.  LIMITATION ON ORGANIZATION AND OFFERING EXPENSES.  The Organization and Offering Expenses paid in connection with the Company’s formation or the syndication or sale of shares of Common Stock shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in such syndication or sale.~~

~~SECTION 2.  LIMITATION ON ACQUISITION FEES AND EXPENSES.  The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall be reasonable, and shall in no event exceed an amount equal to 6% of the Contract Price for the Property, or in the case of a mortgage loan, 6% of the funds advanced; provided, however, that a majority of the Directors not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 3.  LIMITATION ON TOTAL OPERATING EXPENSES.  The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Assets of the Company or 25% of the Company’s Net Income.  The Directors have a fiduciary responsibility to limit the Company’s annual Total Operating Expenses to amounts that do not exceed the limitations described above.  The Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses.  Any such finding by the Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors.  Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact.  If the Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Directors’ conclusion.~~

~~SECTION 4.  LIMITATION ON REAL ESTATE COMMISSIONS.  If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the Property (“Competitive Real Estate Commission”), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the Property.~~

~~SECTION 5.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.~~

~~(a)           SALES AND LEASES TO COMPANY.  The Company shall not purchase Property from any of the Directors or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable.  In no event shall the cost of such asset to the Company exceed its appraised value at the time of acquisition of the Property by the Company.~~

~~(b)           SALES AND LEASES TO DIRECTOR OR ANY AFFILIATE.  A Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.  The Company may lease assets to a Director or any Affiliate thereof only if approved by a majority of the Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.~~

~~(c)           LOANS.  No loans may be made by the Company to a Director or any Affiliate thereof except as provided in Article X of this Charter hereof, or to wholly owned subsidiaries of the Company.  The Company may not borrow money from a Director or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transactions, approve the transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.~~

~~(d)           INVESTMENTS.  The Company shall not invest in joint ventures with a Director or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint ventures.  The Company shall not invest in equity securities unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.~~

~~(e)           OTHER TRANSACTIONS.  All other transactions between the Company and a Director or any Affiliate thereof, shall require approval by a majority of the Directors not otherwise interested in such transactions~~

~~as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

~~SECTION 6.  LIMITATION ON BORROWING.  The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution of dividends by the Internal Revenue Code of 1986, as amended, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes.  The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly.  The aggregate amount of Company borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets.  Any excess in borrowing over such 300% of Net Assets level shall be approved by a majority of the Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for such excess.  Any excess in borrowing over such 300% of Net Assets level shall be subject to the approval by the Stockholders.~~

ARTICLE ~~IX~~VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

SECTION ~~1.~~6.1.  DEFINITIONS.  For the purpose of this Article ~~IX~~VI, the following terms shall have the following meanings:

AGGREGATE STOCK OWNERSHIP LIMIT.  The term “Aggregate Stock Ownership Limit” shall mean not more than 9.8 (or such other amount designated by the Board of Directors pursuant to Section 6.2.8) percent in value of the aggregate of the outstanding shares of Equity Stock.  ~~The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.~~

BENEFICIAL OWNERSHIP.  The term “Beneficial Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once.  Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Charter requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

BUSINESS DAY.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

CHARITABLE BENEFICIARY.  The term “Charitable Beneficiary” shall mean ~~one or more beneficiaries of the Trust as determined pursuant to Section 3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.~~ American Red Cross, until such time as the Trustee designates one or more other nonprofit organizations pursuant to Section 6.3.6.

COMMON STOCK OWNERSHIP LIMIT.  The term “Common Stock Ownership Limit” shall mean not more than 9.8 (or such other amount designated by the Board of Directors pursuant to Section 6.2.8) percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company.  ~~The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.~~

CONSTRUCTIVE OWNERSHIP.  The term “Constructive Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

~~EQUITY STOCK.  The term “Equity Stock” shall mean all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock.~~

EXCEPTED HOLDER.  The term “Excepted Holder” shall mean a ~~Stockholder~~stockholder of the Company for whom an Excepted Holder Limit is created by this Charter or by the Board of Directors pursuant to Section ~~2.7.~~6.2.7.

EXCEPTED HOLDER LIMIT.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section ~~2.7,~~6.2.7, and subject to adjustment pursuant to Section ~~2.8,~~6.2.8, the percentage limit established by the Board of Directors pursuant to Section ~~2.7.~~6.2.7.

INITIAL DATE.  The term “Initial Date” shall mean the date upon which ~~the~~these Sixth Articles of Amendment and Restatement containing this Article ~~IX~~VI are filed with and accepted by the SDAT.

MARKET PRICE.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors.

~~MGCL.  The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.~~

NON-TRANSFER EVENT.  The term “Non-Transfer Event” shall mean any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

NYSE.  The term “NYSE” shall mean the New York Stock Exchange.

OWNERSHIP LIMITS.  The term “Ownership Limits” shall mean the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 6.2.8.

PERSON.  The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a “group” as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

PROHIBITED OWNER.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section ~~2.1, would~~6.2.1, would beneficially own (determined under the principles of Section 856(a)(5) of the Code), Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record or actual owner of the shares that the Prohibited Owner would have so owned.

~~REIT.  The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.~~

RESTRICTION TERMINATION DATE.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the ~~Company~~Board of Directors determines pursuant to Section ~~5~~5.3(b) ~~of Article VII~~ of this Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with all or any of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT, but only with respect to such restrictions and limitations.

TRANSFER.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock or the right to vote or receive dividends on Equity Stock, or any agreement to take any such actions or cause any such events, ~~of Equity Stock or the right to vote or receive dividends on Equity Stock,~~ including (a) the granting or exercise of any option (or any disposition of any option) or entering into any agreement for the sale, transfer or other disposition of Equity Stock (or of beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, beneficially owned (determined under the principles of Section 856(a)(5) of the Code), Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

TRUST.  The term “Trust” shall mean any trust provided for in Section ~~3.1.~~6.3.1.

TRUSTEE.  The term “Trustee” shall mean the Person unaffiliated with the Company and ~~a~~any Prohibited Owner~~,~~ that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.  Until otherwise appointed by the Company, the initial Trustee shall be Goodwin Procter LLP.

SECTION ~~2.~~6.2.  EQUITY STOCK.

SECTION ~~2.1.~~6.2.1.  OWNERSHIP LIMITATIONS.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.4:

(a)                        Basic Restrictions.

(i)            (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)           No Person shall Beneficially ~~or Constructively~~ Own shares of Equity Stock to the extent that such Beneficial ~~or Constructive~~ Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year)~~, or otherwise~~.

(iii)          No Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company failing to qualify as a REIT ~~(including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B~~.

(iv)          No Person shall Constructively Own shares of Equity Stock to the extent that such Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code ~~if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code)~~to fail to qualify as such.

(~~iii~~v)         Notwithstanding any other provisions contained herein but subject to Section ~~4~~6.4 of this Article ~~IX~~VI, any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by ~~less~~fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(b)                        TRANSFER IN TRUST.  If any Transfer ~~of shares of Equity Stock~~or Non-Transfer Event occurs which, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning (as applicable) shares of Equity Stock in violation of Section ~~2.1~~6.2.1(a)(i), (ii), (iii) or (~~ii) above~~iv),

(i)            then that number of shares of the Equity Stock the Beneficial Ownership or Constructive Ownership (as applicable) of which otherwise would cause such Person to violate Section ~~2.1~~6.2.1(a)(i), (ii), (iii) or (~~ii~~iv) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~3,~~6.3, effective as of the close of business on the Business Day prior to the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); or

(ii)           if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section ~~2.1~~6.2.1(a)(i), (ii), (iii) or (~~ii~~iv), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section ~~2.1~~6.2.1(a)(i), (ii), (iii) or (~~ii~~iv) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

SECTION ~~2.2.~~6.2.2.  REMEDIES FOR BREACH.  If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or ~~other event~~Non-Transfer Event has taken place that results in a violation of Section ~~2.1 above~~6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial ~~or~~Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section ~~2.1 above~~6.2.1(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or ~~other event~~Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or ~~other event~~Non-Transfer Event; PROVIDED, HOWEVER, that any Transfer or attempted Transfer ~~or other event~~ in violation of Section ~~2.1 above~~6.2.1(a) (or Non-Transfer Event that results in a violation of Section 6.2.1(a)) shall automatically result in the transfer to the Trust described above, ~~and~~or, ~~where~~if applicable, ~~such Transfer (or other event)~~ shall be void AB INITIO as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

SECTION ~~2.3.~~6.2.3.  NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership ~~or~~, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section ~~2.1~~6.2.1(a) ~~above~~ or any Person who held or would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section ~~2.1~~6.2.1(b) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s ~~status~~qualification as a REIT.

SECTION ~~2.4.~~6.2.4.  OWNERS REQUIRED TO PROVIDE INFORMATION.  From the Initial Date and prior to the Restriction Termination Date:

(a)           every owner of ~~more than~~ five percent or more (or such lower percentage as required by the Code or the ~~Treasury Regulations~~regulations promulgated thereunder) of the outstanding shares of any class or series of Equity Stock, ~~within 30 days after~~upon request following the end of each taxable year of the Company, shall ~~give written notice~~provide in writing to the Company ~~stating~~ the name and address of such owner, the number of shares of each class and series of Equity Stock and other shares of the Equity Stock Beneficially Owned by it and a description of the manner in which such shares are held.  Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s ~~status~~qualification as a REIT and to ensure compliance with the ~~Aggregate Stock~~ Ownership ~~Limit~~Limits; and

(b)           each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide in writing to the Company such information as the Company may request, in good faith, in order to determine the Company’s ~~status~~qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

SECTION ~~2.5.~~6.2.5.  REMEDIES NOT LIMITED.  Subject to Section ~~5~~5.3(b) of ~~Article VII of~~ this Charter, nothing contained in this Section ~~2~~6.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its ~~Stockholders~~stockholders in preserving the Company’s ~~status~~qualification as a REIT.

                ~~SECTION 2.6.  AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 2, Section 3, or any definition contained in Section 1, the~~SECTION 6.2.6.  AMBIGUITY.  The Board of Directors shall have the power to determine the application of the provisions of this Section ~~2 or Section 3~~6.2 and Section 6.3 and any definition contained in Section 6.1, including in the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3, or any such definition, with respect to any situation based on the facts known to it.  In the event Section ~~2~~6.2 or ~~3~~6.3 requires an action by the Board of Directors and ~~the~~this Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections ~~1, 2~~6.1, 6.2 or ~~3.~~6.3.

SECTION ~~2.7.~~6.2.7.  EXCEPTIONS.

(a)           Subject to Section ~~2.1~~6.2.1(a)(~~ii~~iii), the Board of Directors, in its sole discretion, may prospectively or retroactively exempt a Person from ~~the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may~~one or more of the ownership limitations set forth in Section 6.2.1(a)(i)(1), (2), and (3) and establish or increase an Excepted Holder Limit for such Person, may prospectively waive the provisions of Section 6.2.1(a)(ii) with respect to a Person, and/or may prospectively or retroactively waive the provisions of Section 6.2.1(a)(iv) with respect to a Person if:

(i)            the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that ~~no individual~~such Person’s Beneficial ~~or~~Ownership and Constructive Ownership of such shares of Equity Stock ~~will violate Section 2.1(a)(ii);      (ii)           such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own,~~

~~actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Company, rent from such tenant would not adversely affect~~in excess of the Ownership Limits or in violation of the limitations imposed by Section 6.2.1(a)(ii) or Section 6.2.1(a)(iv), as applicable, will not now or in the future jeopardize the Company’s ability to qualify as a REIT~~, shall not be treated as a tenant of the Company)~~ under the Code; and

(~~iii)~~ ii)          such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections ~~2.1~~6.2.1 through ~~2.6~~6.2.6) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections ~~2.1~~6.2.1(b) and ~~3.~~6.3.

(b)           Prior to granting any ~~exception~~exemption or waiver or creating any Excepted Holder Limit pursuant to Section ~~2.7~~6.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s ~~status~~qualification as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such ~~exception~~exemption or waiver or creating any Excepted Holder Limit.

(c)           Subject to Section ~~2.1~~6.2.1(a)(~~ii) above~~iii), an underwriter ~~which~~that participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own ~~or~~and Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)           The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

SECTION ~~2.8.~~6.2.8.  INCREASE OR DECREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS.  ~~The~~Subject to Section 6.2.1(a)(iii), the Board of Directors may from time to time increase ~~the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit~~one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons; provided, however, that any such decreased Ownership Limit will not be effective for any Person whose percentage ownership in Equity Stock is in excess of the decreased Ownership Limit until such time as such Person’s percentage of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of Equity Stock in excess of such percentage ownership of Equity Stock will be in violation of the Ownership Limits; and provided, further, that the new Ownership Limits would not result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five largest amounts of Equity Stock permitted to be Beneficially Owned under such new Ownership Limits, taking into account the immediately preceding proviso permitting ownership in excess of decreased Ownership Limits in certain cases.

SECTION ~~2.9.~~6.2.9.  LEGEND.  Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially ~~the following legend:~~

~~The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Company’s Charter,~~

~~(i) no Person may Beneficially or Constructively Own shares of the Company’s Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may  Beneficially or Constructively Own shares of Equity Stock of the Company in excess of 9.8 percent of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than 100 Persons.  Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Equity Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO.  All capitalized terms in this legend have the meanings defined in the charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.Instead of the foregoing legend, the certificate~~describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

SECTION ~~3.~~6.3.  TRANSFER OF EQUITY STOCK IN TRUST.

SECTION ~~3.1.~~6.3.1.  OWNERSHIP IN TRUST.  Upon any purported Transfer or ~~other event~~Non-Transfer Event described in Section ~~2.1~~6.2.1(b) that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or ~~other event~~Non-Transfer Event that results in the transfer to the Trust pursuant to Section ~~2.1~~6.2.1(b).  The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~3.6.~~6.3.6.

SECTION ~~3.2.~~6.3.2.  STATUS OF SHARES HELD BY THE TRUSTEE.  Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Company.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

SECTION ~~3.3.~~6.3.3.  DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Equity Stock have been transferred to the ~~Trustee~~Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article ~~IX~~VI, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other ~~Stockholder~~stockholder records for purposes of preparing lists of ~~Stockholders~~stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of ~~Stockholders~~stockholders.

SECTION ~~3.4.~~6.3.4.  SALE OF SHARES BY TRUSTEE.  ~~Within 20 days of~~As soon as reasonably practicable after receiving notice from the Company that shares of Equity Stock have been transferred to the Trust (and no later than 20 days after receiving notice in the case of shares of Equity Stock that are listed or admitted to trading on any national securities exchange), the Trustee of the Trust shall sell the shares held in the Trust to a person~~, designated by the Trustee,~~ whose ownership of the shares will not violate the ownership limitations set forth in Section ~~2.1~~6.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~3.4.~~6.3.4.  The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (b) the ~~price per share~~sales proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~3.4,~~6.3.4, such excess shall be paid to the Trustee upon demand.

SECTION ~~3.5.~~6.3.5.  PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section ~~3.4.~~6.3.4.  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner~~.~~; provided, however, that the Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.

SECTION ~~3.6.~~6.3.6.  DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company ~~shall designate~~may change the Charitable Beneficiary by designating one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section ~~2.1~~6.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the Code.  Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 6.2(b)(i) shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation of a nonprofit organization as a Charitable Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Charitable Beneficiary at any time and for any or no reason.  Any determination by the Company with respect to the application of this Article VI shall be binding on each Charitable Beneficiary.

SECTION ~~4.~~6.4.  NYSE TRANSACTIONS.  Nothing in this Article ~~IX~~VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article ~~IX~~VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article ~~IX~~VI.

SECTION ~~5.~~6.5.  ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article ~~IX~~VI.

SECTION ~~6.~~6.6.  NON-WAIVER.  No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

~~ARTICLE X~~

~~INVESTMENT RESTRICTIONS~~

~~The investment policies set forth in this Article X shall be approved by a majority of the Directors.  Subject to the restrictions set forth in this Article X and so long as the Company qualifies as a REIT, a majority of the Directors may set the investment policies if they determine that such policies are in the best interests of the Company.  The Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Stockholders.~~

~~The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by this Charter.~~

~~In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company will observe the following restrictions on its investments:~~

~~(a)           Not more than 10% of the Company’s total assets will be invested in unimproved real property or mortgage loans on unimproved real property.  For purposes of this paragraph, “unimproved real properties” does not include properties (i) acquired for the purpose of producing rental or other operating income, (ii) having development or construction in process, and (iii) under contract or planned for development or construction within one year from the Company’s purchase thereof;~~

~~(b)           The Company may not invest in commodities or commodity future contracts.  Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;~~

~~(c)           The Company may not invest in contracts for the sale of real estate;~~

~~(d)           The Company may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property.  Mortgage indebtedness on any property shall not exceed such property’s appraised value.  In cases in which the majority of Directors so determine, and in all cases in which the mortgage loan involves the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property.  The appraisal shall be maintained in the Company’s records for at least five years, and shall be available for inspection and duplication by any Stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.  The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;~~

~~(e)           The Company may not make or invest in mortgage loans, including construction loans, on any one property, if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the~~

~~Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;~~

~~(f)            The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of any Director or Affiliates thereof;~~

~~(g)           The Company may not acquire securities in any company holding investments or engaging in activities prohibited by this Article X;~~

~~(h)           The Company shall not invest in equity securities unless a majority of the Directors not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.  Investments in entities affiliated with any Director or Affiliates thereof are subject to the restrictions on joint venture investments, or pursuant to the SRP.  Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors determine such purchase to be in the best interests of the Company;~~

~~(i)            The Company may not engage in any short sale or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%;~~

~~(j)            To the extent the Company invests in Properties, a majority of the Directors shall approve the consideration paid for such Properties, based on the fair market value of the Property.  If a majority of the Directors determine, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Directors.  In the event the Company acquires Property from any Director or Affiliate, the provisions of Section 5 of Article VIII of this Charter are applicable;~~

~~(k)           The Company may not invest in indebtedness (herein called “Junior Debt”) secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called “Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such Property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s tangible assets.  The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company’s tangible assets (which would be included within the 25% limitation);~~

~~(l)            The Company may not engage in trading, as compared with investment activities; and~~

~~(m)          The Company may not engage in underwriting or the agency distribution of securities issued by others.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~SECTION 1.  ACCESS TO RECORDS.  Any Stockholder and any designated representative thereof shall at all reasonable times, be permitted access to and may inspect and copy records of the Company such as the Bylaws, minutes of proceedings of stockholders, annual statement of affairs, and other records specified under Maryland law at the business office of the Company, and, subject to the provisions of Maryland law requiring a minimum level of stock ownership for access to books of account and stockholder records, an alphabetical list of names, addresses and, if part of the records kept by the Company’s transfer agent, the business telephone numbers of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them (the “Stockholder List”), and may inspect and copy any of them for the purposes specified below.  The Stockholder List”) shall be maintained and updated quarterly as part of the books and records of the Company.  The copy of the~~

~~Stockholder List maintained at the business office of the Company shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type).  The Company shall impose a reasonable charge for expenses incurred in reproducing such list.  The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights under this Charter and the exercise of Stockholders’ rights under federal proxy laws.  If the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and this Charter, the Directors shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect.  It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company.  The Company may require the Stockholder requesting the Stockholder List to represent in writing that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.  Inspection of the Company’s books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 2.  REPORTS AND MEETINGS.~~

~~(a)           REPORTS.  Each year the Company shall prepare an annual report of its operations.  The report shall include a balance sheet, an income statement, and a surplus statement.  The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant’s examination of the books and records of the Company in accordance with generally accepted auditing principles.  The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the Total Operating Expenses of the Company stated as a percentage of Average Assets and as a percentage of Net Income; (iii) a report from the Directors that they believe the policies being followed by the Company are in the best interests of the Stockholders and the basis for such determination; and (iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors and any Affiliates thereof occurring in the year for which the annual report is made.  Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company.  The annual report shall be submitted to each Stockholder at or before the annual meeting of the Stockholders and shall be placed on file at the Company’s principal office within the earlier of 20 days after the annual meeting of Stockholders or 120 days after the end of the Company’s fiscal year.  The Company may comply with this requirement using the Company’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission.~~

~~(b)           MEETINGS.  Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.~~

~~There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business at such time as set forth in the Bylaws.  The Directors are required to take reasonable steps to insure that the requirements of this Article XI are met.  Special meetings of the Stockholders may be called by the President, a majority of the Directors, or any other person specified in the Bylaws, and shall be called by the Secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of Equity Stock entitled to vote at such meeting.  Upon receipt of such a written request, the Secretary of the Company) shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a Notice of such meeting, notify each Stockholder entitled to Notice of the meeting within ten (10) days after receipt of the written Notice of a meeting and the purpose of the meeting to be held on a date not less than fifteen (15) nor more than sixty (60) days after distribution of such Notice.  The Company will pay the reasonable cost of such notice and mailing for such a meeting.~~

~~Except as provided in the fourth sentence of the second paragraph of Section 2(c) of this Article XI, notice of any annual or special meeting of Stockholders shall be given not less than 10 nor more than 90 days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.~~

~~ARTICLE XII~~

~~ROLL-UPS~~

~~SECTION 1.  APPRAISAL.  In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert.  The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares.  Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.~~

~~The Company’s assets shall be appraised in a consistent manner.  The appraisal shall:~~

~~(a)           be based on an evaluation of all relevant information;~~

~~(b)           indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and~~

~~(c)           assume an orderly liquidation of the Company’s assets over a 12-month period.~~

~~The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders.  A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.~~

~~SECTION 2.  STOCKHOLDER OPTIONS.  Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:~~

~~(a)           accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or~~

~~(b)           one of either:~~

                ~~(i)            remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or~~

                ~~(ii)           receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~SECTION 3.  RESTRICTIONS.  The Company may not participate in any proposed Roll-Up which would:~~

~~(a)           result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in this Charter;~~

~~(b)           result in the Stockholders having voting rights that are less than those provided in this Charter;~~

~~(c)           result in the Stockholders having greater liability than as provided in this Charter;~~

~~(d)           result in the Stockholders having rights to receive reports that are less than those provided in this Charter;~~

~~(e)           result in the Stockholders having access to records that are more limited than those provided in this Charter;~~

~~(f)            include provisions which would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);~~

~~(g)           limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;~~

~~(h)           result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in this Charter; or~~

~~(i)            place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the shares of Equity Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in this Article XII.  Approval of a majority of the voting shares of Equity Stock is required for the Company to engage in any Roll-Up which is in conformity with this Article XII.~~

~~SECTION 4.  GENERAL.  The provisions of this Article XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.~~

SECTION 6.7.  SEVERABILITY.  If any provision of this Article VI or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE ~~XIII~~VII

AMENDMENTS ~~AND EXTRAORDINARY ACTIONS~~

~~SECTION 1.  GENERAL.~~  The Company reserves the right from time to time to make any amendment to this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any unissued shares of Equity Stock.  All rights and powers conferred by this Charter on ~~Stockholders~~stockholders, Directors and officers are granted subject to this reservation.  All references to this Charter shall include all amendments thereto.

~~SECTION 2.  STOCKHOLDERS APPROVAL.  Subject to (a) the provisions of any class or series of Equity Stock at the time outstanding, (b) the restrictions on Roll-Ups described in Article XII of this Charter so long as applicable, (c) the limitations described in Article IX of this Charter, and (d) Section 3 of this Article XIII, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Equity Stock: (i) except as otherwise permitted under Maryland law or by specific provision in this Charter, amend this Charter or sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; nor (ii) except in each case to the extent the Maryland General Corporation Law permits such transactions to be approved solely by the Board of Directors, cause a merger, consolidation or share exchange of the Company; nor (iii) dissolve or liquidate the Company.  The Company shall deem a sale of two-thirds or more of the Company’s assets, based on the total number of Properties and mortgages owned by the Company, or the current fair market value of such Properties and mortgages, as a sale of “substantially all of the Company’s assets.”~~

~~SECTION 3.  BY STOCKHOLDERS.  Notwithstanding any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Equity Stock may, at a duly called meeting of such holders, vote to (i) amend this Charter, or (ii) dissolve the Company.  Such action may also be taken by written consent of such holders.  In the event that the holders of the then outstanding voting shares of Equity Stock direct the amendment of this Charter or the dissolution of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is necessary to accomplish such amendment or dissolution.~~

ARTICLE ~~XIV~~VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

SECTION ~~1.~~8.1.  LIMITATION OF STOCKHOLDER LIABILITY.  No ~~Stockholder~~stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a ~~Stockholder~~stockholder, nor shall any ~~Stockholder~~stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any ~~Person~~person or entity in connection with the ~~Property~~assets or the affairs of the Company.

SECTION ~~2.~~8.2.  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or to any ~~Stockholder~~stockholder for money damages.  Neither the amendment nor repeal of this Section ~~2,~~8.2, nor the adoption or amendment of any other provision of this Charter inconsistent with this Section ~~2,~~8.2, shall apply to or affect in any respect the applicability of this Section ~~2~~8.2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION ~~3.~~8.3.  INDEMNIFICATION.

(a)           ~~To~~The Company shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, ~~the Company shall~~to obligate itself to indemnify, and~~, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall~~ to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, member, manager or trustee of ~~such~~another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in ~~that~~such capacity.  The Company ~~may~~shall have the power, with the approval of its Board of Directors or any duly authorized committee thereof, to provide such indemnification and advancement of expenses to a ~~Person~~person who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  ~~The indemnification and payment of expenses provided in this Charter shall not be deemed exclusive of or limit in any way other rights to which any Person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.  Neither the amendment nor repeal of this Section 3, nor the adoption or amendment of any other provision of this Charter inconsistent with this Section 3, shall apply to or affect in any respect the applicability of this Section 3 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.~~

(b)           The Company may purchase and maintain insurance on behalf of any ~~Person~~person who is or was a Director, officer, employee or agent of the Company or its affiliates, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such, whether or not he/she is indemnified against such liability under the provisions of this Article.

THIRD:  The amendment to and restatement of this charter as hereinabove set forth have been duly advised by the ~~board~~Board of ~~directors~~Directors and approved by the stockholders of the Company as required by law.

FOURTH:              The current address of the principal office of the Company is as set forth in Article ~~IV~~III of the foregoing amendment and restatement of this charter.

FIFTH:   The name and address of the Company’s current resident agent is as set forth in Article ~~IV~~III of the foregoing amendment and restatement of this charter.

SIXTH:   The number of directors of the Company and the names of those currently in office are as set forth in Article ~~VII~~V of the foregoing amendment and restatement of this charter.

SEVENTH:             The undersigned acknowledges these ~~Fifth~~Sixth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these ~~Fifth~~Sixth Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, President, Chief Financial Officer and Treasurer and attested to by its General Counsel and Secretary on this          day of                           , ~~2010.~~2011.

Steven P. Grimes
Chief Executive Officer,
President, Chief Financial Officer and Treasurer

Attested to by:

Dennis K. Holland
General Counsel and Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. REVOCABLE PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - FEBRUARY 24, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Dennis K. Holland and Steven P. Grimes, and each of them, as proxies for the undersigned, each with full power of substitution and re-substitution, to attend the special meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on February 24, 2011, at 10:00 a.m., Central Time, and at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued and to be signed on reverse side) P R O X Y SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE5

Date: , Signature: Signature (if held jointly): Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. 5TO AUTHORIZE YOUR PROXY BY MAIL, PLEASE DETACH HERE5 TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK . . . EASY . . . IMMEDIATE Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted. When asked, please confirm your vote by pressing 1. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/INWEST IF YOU AUTHORIZE YOUR PROXY BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING. OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1. OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions: Call . . Toll Free . . On a Touch-Telephone 1-800-868-5614 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Proxy Authorization CHECK HERE ONLY IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please mark vote as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN PROPOSAL 1: Approve an amendment and restatement of our charter. PROPOSAL 2: Permit the Board of Directors to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the forgoing proposal if there are not sufficient votes for the proposal.